                                                                   EXHIBIT 10.13

                 FIRST AMENDMENT TO JOINT DEVELOPMENT AGREEMENT

This first amendment ("First Amendment"), entered into as of March 27, 2001, ("First Amendment Date"), is by and between ILLUMINA, INC., a Delaware corporation located at 9390 Towne Centre Drive, Suite 200, San Diego, CA 92121-3015 ("Illumina"), and PE CORPORATION (NY), a New York corporation, through its PE Biosystems Group, now known as its Applied Biosystems Group, located at 850 Lincoln Centre Drive, Foster City, CA 94404 ("PEB").


                                    RECITALS

        The parties have entered into a Joint Development Agreement ("Original Agreement") having an Effective Date of November 8, 1999.

        This First Amendment, entered into pursuant to Section 13.7 of the Original Agreement, serves to amend the Original Agreement by providing for the development and commercialization of Tag Sequence technology.

        NOW, THEREFORE, in consideration of the mutual obligations in this First Amendment and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this First Amendment agree as follows:


                                    AMENDMENT

1. Definitions: Any words with initial capitalization that are used and not defined in this First Amendment will have the meanings set forth in the Original Agreement.

2. ADD new Section 1.33 immediately after Section 1.32 of the Original Agreement as follows:

"Tag Sequence" means                ***

                                    ***

                                    ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3. ADD the following to Section 3.1 of the Original Agreement immediately before the last sentence of Section 3.1:

                The Parties will share responsibility for defining and developing Tag Sequences for the Collaboration Product which will attempt to avoid third party intellectual property rights or other encumbrances.

4. ADD new Sections 4.1.5 and 4.1.6 immediately after Section 4.1.4 of the Original Agreement as follows:

        4.1.5   Manufacture of Tag Sequences.    ***
                                   ***
                                   ***


        4.1.6 Use of Tag Sequences. The Parties agree that Tag Sequences will be used in the Collaboration Field by the Parties and purchasers of Collaboration Product. Tag Sequences may not be used by third parties outside the Collaboration Field unless the use is approved by the Joint Steering Committee.

5. ADD new Section 6.1.4 immediately after Section 6.1.3 of the Original Agreement as follows:

        6.1.4. The Parties agree that any Intellectual Property Rights concerning Tag Sequences conceived after the Effective Date of the Original Agreement, whether Collaboration PEB Intellectual Property, Collaboration Joint Intellectual Property, or Collaboration Illumina Intellectual Property, including the methods by which such Tag Sequences are designed, selected or made, as well as any compositions directed to such Tag Sequences, shall be deemed Collaboration Joint Intellectual Property.

6. Continued Effect of Original Agreement. All provisions of the Original Agreement except as modified by this First Amendment, shall remain in full force and effect and are hereby reaffirmed. Other than as stated in this First Amendment, this First Amendment will not operate as a waiver of any condition or obligation imposed on the Parties under the Original Agreement.

7. Interpretation of Amendment. In the event of any conflict, inconsistency, or incongruity between any provision of this First Amendment and any provision of


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        the Original Agreement, the provisions of this First Amendment will govern and control.

8. Entire Agreement. This First Amendment, along with the Original Agreement constitute the sole agreements between the Parties relating to the subject matter hereof and supersede all previous writings and understandings. Confidential disclosures made under previously executed Confidentiality Agreements between the Parties will remain subject to the terms of those Confidentiality Agreements. No Party has been induced to enter into this Agreement by, nor is any Party relying on, any representation or warranty outside those expressly set forth in this Agreement.

9. Counterparts. This First Amendment may be executed in any number of counterparts, and each counterpart will deemed an original instrument, but all counterparts together will constitute one agreement.

[Signature page follows.]

The Parties, through their authorized officers, have executed this First Amendment as of the First Amendment Date.

ILLUMINA, INC.                              PE CORPORATION, THROUGH
                                            ITS APPLIED BIOSYSTEMS GROUP

By:   /s/ John R. Stuelpnagel               By: Elaine J. Heron
   ----------------------------------          ---------------------------------

Name: John R. Stuelpnagel                   Name: /s/ Elaine J. Heron
     --------------------------------            -------------------------------

Title: Vice President, Business Development Title: Vice President, Applera Corporation
      -------------------------------------       ------------------------------------
                                                   General Manager, Molecular Biology Division
                                                   Applied Biosystems

Date:  4/2/01                               Date:  3/29/01
     --------------------------------            -------------------------------